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                                                                   EXHIBIT 10.04


                       PROFUTURES BULL & BEAR FUND, L.P.
                       (A Delaware Limited Partnership)

             $60,000,000 of Units of Limited Partnership Interest


              (Subscription Price: 101% of Net Asset Value per Unit)



                                    FORM OF
                      ADDITIONAL SELLING AGENTS AGREEMENT
                      -----------------------------------



                                                                 _________, 1998

Name of Selling Agent
Street Address
City, State, Zip Code

Dear Sirs:

          ProFutures, Inc., a Texas corporation (the "General Partner"), has caused the formation of a limited partnership pursuant to the Revised Uniform Limited Partnership Act of the State of Delaware ("DRULPA") under the name ProFutures Bull & Bear Fund, L.P. (the "Fund"), for the purpose of engaging in speculative trading of futures and forward contracts and commodity options. As described in the Prospectus referred to below, the Fund has entered into the First Amendment and Restatement of Advisory Contract (the "Advisory Agreement") with Hampton Investors, Inc., a New York corporation (the "Trading Advisor"). The Fund engages in speculative trading in the commodities markets under the direction of the Trading Advisor pursuant to its Leverage 3 Trading Program (the "Trading Strategy"). The Fund proposes to make a public offering of units of limited partnership interest in the Fund (the "Units") through us, ProFutures Financial Group, Inc. (the "Lead Selling Agent"), on a best-efforts basis pursuant to the Selling Agreement dated as of _______, 1998 among us, the Fund and others (the "Selling Agreement"), a copy of which has been furnished to you. In connection with the proposed public offering, the Fund has filed with the United States Securities and Exchange Commission (the "SEC"), pursuant to the United States Securities Act of 1933, as amended (the "1933 Act"), a registration statement on Form S-1 to register the Units, and as part thereof a prospectus (Registration No. 333-_____) (which registration statement, together with all amendments thereto, shall be referred to herein as the "Registration Statement" and which prospectus together with all amendments and supplements thereto in the forms filed with the SEC pursuant to Rule 424 under the Act shall be referred to herein as the "Prospectus"). Other selling agents, including those introduced by wholesalers ("Wholesalers") to us (the "Additional Selling Agents" and together with the Lead Selling Agent and the Wholesalers, the "Selling Agents"), may be selected by us with the consent of the General Partner. We have so
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selected you as an Additional Selling Agent. We confirm our agreement with you as follows. Capitalized terms used but otherwise not defined herein shall have the meanings ascribed to them in the Selling Agreement unless the context indicates otherwise.

          1. Appointment and Undertakings of the Additional Selling Agent

          (a) Subject to the terms and conditions set forth in this Agreement, the Selling Agreement and the Registration Statement, the Additional Selling Agent is hereby appointed, and hereby accepts such appointment, as one of the Fund's non-exclusive selling agents to offer and sell the Units on a best-efforts basis without any commitment on the Additional Selling Agent's part to purchase any Units. It is understood and agreed that the Lead Selling Agent, with the consent of the General Partner, may retain other selling agents (including those introduced by Wholesalers) and that the Additional Selling Agent or any other Additional Selling Agent, with the consent of the Lead Selling Agent and General Partner in their sole discretion, may retain correspondent selling agents ("Correspondents"). The Additional Selling Agent agrees to comply with the terms and conditions of this Agreement and any terms and conditions of the Selling Agreement applicable to Additional Selling Agents.

          The Additional Selling Agent from time to time will provide the Lead Selling Agent with a list of prospective Correspondents. Unless the prospective Correspondent has a verifiable preexisting relationship with the Lead Selling Agent (including previously having approached or been approached by the Lead Selling Agent about being an Additional Selling Agent for the Fund) as notified to the Additional Selling Agent in writing, such Correspondent shall only be permitted to offer Units as a Correspondent of the Additional Selling Agent pursuant to a Correspondent Selling Agreement in a form agreed to by the Additional Selling Agent.

          (b) The Additional Selling Agent agrees to use its reasonable efforts to procure subscriptions for the Units as long as this Agreement and the Selling Agreement remain in effect and to make the offering of Units at the offering price and minimum amounts and on the other terms and conditions set forth in the Prospectus and the Selling Agreement.

          (c) The Additional Selling Agent shall offer and sell Units only to persons and entities who satisfy the suitability and/or investment requirements set forth in the Prospectus and the subscription agreements attached thereto and who, to the General Partner's satisfaction, complete the subscription agreements and related subscription documents used in connection with the offering of the Units (the "Subscription Documents") and remit good funds for the full subscription price. The Additional Selling Agent shall conduct a thorough review of the suitability of each subscriber for Units that it solicits and of the Subscription Documents. The Additional Selling Agent shall not forward to the General Partner any Subscription Documents that are not in conformity with the requirements specified in the Prospectus and in the Subscription Documents appropriate for the particular subscriber, or that are illegible in any respect or are not fully completed, dated, or signed, or that represent the subscription of a person or entity not satisfying the suitability and/or investment requirements applicable to such person or entity. The Additional Selling Agent shall not execute any transactions in Units in a discretionary account over which it has control without prior written approval of the customer in whose name such discretionary account is maintained.

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          The Additional Selling Agent agrees not to recommend the purchase of
Units to any subscriber unless the Additional Selling Agent shall have reasonable grounds to believe, on the basis of information obtained from the subscriber concerning, among other things, the subscriber's investment objectives, other investments, financial situation and needs, that the subscriber is or will be in a financial position appropriate to enable the subscriber to realize to a significant extent the benefits of the Fund, including the tax benefits (if any) described in the Prospectus; the subscriber has a fair market net worth sufficient to sustain the risks inherent in participating in the Fund, including loss of investment and lack of liquidity; and the Units are otherwise a suitable investment for the subscriber. In addition to submitting such information to the General Partner, the Additional Selling Agent agrees to maintain files of information disclosing the basis upon which the Additional Selling Agent determined that the suitability requirements of Section (b)(2) of Rule 2810 of the National Association of Securities Dealers, Inc. ("NASD") (formerly Section 3 of Appendix F of the NASD's Rules of Fair Practice) were met as to each subscriber (the basis for determining suitability may include the Subscription Documents and other certificates submitted by subscribers). In connection with making the foregoing representations and warranties, the Additional Selling Agent further represents and warrants that it has received copies of the Registration Statement, as amended to the date hereof, and the Prospectus and has, among other things, examined the Prospectus and obtained such additional information from the General Partner regarding the information set forth therein as the Additional Selling Agent has deemed necessary or appropriate to determine whether the Prospectus adequately and accurately discloses all material facts relating to an investment in the Fund and provides an adequate basis to subscribers for evaluating an investment in the Units. In connection with making the representations and warranties set forth in this paragraph, the Additional Selling Agent has not relied on inquiries made by or on behalf of any other parties.

          The Additional Selling Agent agrees to inform all prospective purchasers of Units of all pertinent facts relating to the liquidity and marketability of the Units as set forth in the Prospectus.

          The Additional Selling Agent shall offer and sell Units in compliance with the requirements set forth in the Registration Statement (particularly the "Subscription Agreement and Power of Attorney" attached as Exhibit B thereto), this Agreement and the Blue Sky Survey delivered to the Lead Selling Agent by the General Partner's counsel, a copy of which has been provided to the Additional Selling Agent. The Additional Selling Agent represents and warrants that it shall comply fully at all times with all applicable federal and state securities and commodities laws (including without limitation the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act, as amended (the "CEA"), and the securities and Blue Sky laws of the jurisdictions in which the Additional Selling Agent solicits subscriptions, all applicable rules and regulations under such laws, and all applicable requirements, rules, policy statements and interpretations of the NASD, and the securities and commodities exchanges and other governmental and self-regulatory authorities and organizations having jurisdiction over it or the offering of Units). The Additional Selling Agent shall under no circumstances engage in any activities hereunder in any jurisdiction (i) in which the General Partner has not informed the Additional Selling Agent that counsel's advice has been received that the Units are qualified for sale or are exempt under the applicable securities or Blue Sky laws thereof or (ii) in which the Additional Selling Agent may not lawfully engage.

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          The Additional Selling Agent further agrees to comply with the requirement under applicable federal and state securities laws to deliver to each offeree a Prospectus and any amendments or supplements thereto. Neither the Additional Selling Agent nor any of its employees, agents or representatives will use or distribute any marketing material or information other than that prepared by the Fund and the General Partner. It is, however, understood that the Additional Selling Agent may use documents that it prepares solely for the purpose of communicating with its Registered Representatives and Correspondents provided that the Lead Selling Agent and the General Partner have provided the written consent to the use of each such document.

          (d) The additional services that the Additional Selling Agent will provide on an ongoing basis to Limited Partners will include but not be limited to: (i) inquiring of the General Partner from time to time, at the request of Limited Partners, as to the Net Asset Value of a Unit, (ii) inquiring of the General Partner from time to time at the request of the Limited Partners, as to the commodities markets and the activities of the Fund, (iii) assisting, at the request of the General Partner, in the redemption of Units sold by the Additional Selling Agent, (iv) responding to questions of Limited Partners from time to time with respect to monthly account statements, annual reports and financial statements furnished to Limited Partners, and (v) providing such other services to the owners of Units as the General Partner may, from time to time, reasonably request.

          All payments for subscriptions shall be made as described in the Prospectus.

          (e) The Additional Selling Agent (i) acknowledges that, other than as set forth herein, it is not authorized to act as the agent of the Lead Selling Agent in any connection or transaction and (ii) agrees not to so act or to purport to so act.

          2. Compensation

          (a) In consideration for the Additional Selling Agent performing the obligations under this Agreement, the Lead Selling Agent shall pay the Additional Selling Agent a selling commission of __% of the subscription value of the Unit(s) sold by the Additional Selling Agent. Such commissions will be paid in respect of each subscription as promptly as practicable after the relevant month-end closing.

          (b) The Additional Selling Agent shall receive ongoing compensation, payable monthly by the Lead Selling Agent, of __ of __% per month (approximately __% per annum) of the month-end Net Asset Value of the Units sold by a Registered Representative of the Additional Selling Agent which remain outstanding for more than twelve months (including the month as of the end of which such Unit is redeemed) assuming (i) the Additional Selling Agent's continued registration with the Commodity Futures Trading Commission (the "CFTC") as a futures commission merchant or introducing broker and continued membership with the National Futures Association ("NFA") in such capacity and
(i) the Registered Representative's compliance with the additional requirements described in subsection 1(d), registration with the CFTC and compliance with all applicable proficiency requirements (including those imposed by the NASD as a condition of receiving "trailing commissions") by either passing the Series 3 National Commodity Futures Exam or the Series 31 exam or being "grandfathered" from having to do so. Such ongoing compensation shall begin to

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accrue with respect to each Unit only after the end of the twelfth full month after the sale of such Unit. In the event the Additional Selling Agent's Wholesaler, if any, is not eligible to receive ongoing compensation, the Additional Selling Agent shall receive the amount that would have been due to the Wholesaler in the absence of ineligibility. For purposes of determining when ongoing compensation should begin to accrue, Units shall not be deemed to be sold until the day Units are issued, and in either case not the day when subscriptions are accepted by the General Partner or subscriptions funds are deposited in escrow.

          Furthermore, the Lead Selling Agent shall not compensate the Additional Selling Agent, and the Additional Selling Agent shall not compensate its employees or other persons, unless the recipient thereof is legally qualified and permitted to receive such compensation. Also, such ongoing compensation may be paid by the Lead Selling Agent to the Additional Selling Agent and by the Additional Selling Agent to its employees or other persons, only in respect of outstanding Units sold by such persons to Limited Partners and only so long as the additional services described in Section 1(d) above are provided by such person to Limited Partners. With respect to particular Units, substitute Registered Representatives who are appropriately registered and who agree to perform the services described in Section 1(d) above with respect to such Units ("Substitute Registered Representatives") may also receive ongoing compensation with respect to such Units.

          In case of Units with respect to which there is no Registered Representative who is qualified to receive ongoing compensation as set forth above, the Lead Selling Agent will pay the Additional Selling Agent installment selling commissions at the same rate as in the case of ongoing compensation, but the sum of such installment selling commissions and the initial selling commission paid to the Additional Selling Agent and its Wholesaler, if any, is limited in amount, pursuant to applicable NASD policy, to 9.5% of the initial subscription price of the Units; provided, that no such installment selling commissions shall be payable until the General Partner and the Lead Selling Agent determine that the payment of such installment selling commission is in compliance with Rule 2810 of the NASD (formerly Appendix F of the NASD's Rules of Fair Practice) on aggregate compensation which may be received by the Selling Agents.

          In respect of Correspondents, if any, selected by the Additional Selling Agent (with the consent of the Lead Selling Agent and the General Partner), the Lead Selling Agent shall pay to the Additional Selling Agent selling commissions and ongoing compensation or installment sales commissions as set forth above, a portion (as agreed between the Additional Selling Agent and each such Correspondent) of which shall be passed on by the Additional Selling Agent to such Correspondents.

          The Additional Selling Agent agrees that it will promptly pass on to its Registered Representatives and Correspondents the applicable portions of the selling commissions received from the Lead Selling Agent to which such Registered Representatives and Correspondents are entitled pursuant to, respectively, the Additional Selling Agent's standard compensation procedures and the Additional Selling Agent's agreement with each such Correspondent.

          The Additional Selling Agent, although otherwise entitled to ongoing compensation, will not be entitled to receipt thereof with respect to particular Units (but may continue to receive

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installment selling commissions) for any month during any portion of which the
Registered Representative who is receiving such ongoing compensation is at any time not properly registered with the CFTC or does not agree to provide the ongoing services described above. However, the Lead Selling Agent agrees that Substitute Registered Representatives may receive such ongoing compensation. The Lead Selling Agent shall supply to the Additional Selling Agent at its reasonable request reports concerning all currently outstanding Units sold by the Additional Selling Agent or any Correspondent. The Additional Selling Agent shall, at the reasonable request of the Lead Selling Agent, inform the Lead Selling Agent of currently outstanding Units sold by the Additional Selling Agent or any Correspondent with respect to which ongoing compensation may not be paid.

          Ongoing compensation which cannot be paid because the Additional Selling Agent or its Correspondent (or a Registered Representative of either) has not met the eligibility requirements shall be retained by the Lead Selling Agent.

          The Additional Selling Agent shall not, directly or indirectly, pay or award any finder's fees, commissions or other compensation to any person engaged by a potential investor for investment advice as an inducement to such advisor to advise the purchase of Units; provided, however, the normal sales commissions payable to a registered broker-dealer or other properly licensed person for selling Units shall not be prohibited hereby.

          (c) Notwithstanding any other provision of this Agreement to the contrary, the General Partner shall have sole discretion to accept or reject any subscription for the Units in whole or in part.

          (d) The Lead Selling Agent agrees to make all payments to the Additional Selling Agent pursuant to this Section 2 within 15 days following the end of a monthly period in which compensation is earned. Notwithstanding anything above to the contrary, the Lead Selling Agent shall be liable to make ongoing compensation payments to the Additional Selling Agent only after the Lead Selling Agent has actually received its fee from the General Partner.

          3. Representations and Warranties of the Lead Selling Agent

          The Lead Selling Agent hereby represents and warrants as follows:

          (a) The Lead Selling Agent is a corporation duly organized, validly existing, and in good standing under the laws of the State of Texas and has power and authority to enter into and carry out its obligations under this Agreement.

          (b) The Lead Selling Agent has all governmental and regulatory registrations, qualifications, approvals and licenses required to perform its obligations under this Agreement (including, but not limited to, registration as a broker-dealer with the SEC, membership in such capacity in the NASD, and registration or qualification under the laws of each state in which Lead Selling Agent will offer and sell Units); the performance by the Lead Selling Agent of its obligations under this Agreement will not violate or result in a breach of any provision of its certificate of incorporation or by-laws or any agreement, order, law, or regulation binding upon it.

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          (c) This Agreement has been duly and validly authorized, executed, and delivered on behalf of the Lead Selling Agent and is a valid and binding agreement of the Lead Selling Agent enforceable against the Lead Selling Agent in accordance with its terms, subject only to bankruptcy, insolvency, reorganization, moratorium or similar laws at the time in effect affecting the enforceability generally of rights of creditors except as enforceability of the indemnification provisions contained in this Agreement may be limited by applicable law and the enforcement of specific terms or remedies may be unavailable.

          4. Representations and Warranties of the Additional Selling Agent

          The Additional Selling Agent hereby represents and warrants as follows:

          (a) The Additional Selling Agent is a corporation duly organized, validly existing, and in good standing under the laws of the state of its incorporation and has power and authority to enter into and carry out its obligations under this Agreement.

          (b) The Additional Selling Agent has all governmental and regulatory registrations, qualifications, approvals and licenses required to perform its obligations under this Agreement (including, but not limited to, registration as a broker-dealer with the SEC, membership in such capacity in the NASD, registration as a futures commission merchant or introducing broker under the CEA and membership with NFA, and registration or qualification under the laws of each state in which Additional Selling Agent will offer and sell Units); the performance by the Additional Selling Agent of its obligations under this Agreement will not violate or result in a breach of any provision of its certificate of incorporation or by-laws or any agreement, order, law, or regulation binding upon it.

          (c) This Agreement has been duly and validly authorized, executed, and delivered on behalf of the Additional Selling Agent and is a valid and binding agreement of the Additional Selling Agent enforceable against the Additional Selling Agent in accordance with its terms, subject only to bankruptcy, insolvency, reorganization, moratorium or similar laws at the time in effect affecting the enforceability generally of rights of creditors except as enforceability of the indemnification provisions contained in this Agreement may be limited by applicable law and the enforcement of specific terms or remedies may be unavailable.

          (d) Neither the Additional Selling Agent nor any of its principals have been the subject of any administrative, civil, or criminal actions within the five years preceding the date hereof that would be material for an investor's decision to purchase the Units which have not been disclosed to the Fund, the General Partner or the Lead Selling Agent in writing.

          (e) The information, if any, relating to the Additional Selling Agent which the Additional Selling Agent has furnished to the Fund and the General Partner for use in the Registration Statement is correct.

          (f) In respect of purchasers of Units that are not individuals, the Additional Selling Agent shall have received, prior to sale of Units to each such purchaser, evidence that the purchaser

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is authorized to invest in the Units and shall provide the Lead Selling Agent with copies of such evidence upon reasonable request of the Lead Selling Agent.

          5. Authorization Under the Selling Agreement

          The Additional Selling Agent agrees to be bound by any action taken by the Lead Selling Agent or the General Partner, in accordance with the provisions of the Selling Agreement of which the Additional Selling Agent has received notice, to terminate the Selling Agreement or the offering of the Units, to consent to changes in the Selling Agreement or to approve of or object to further amendments to the Registration Statement or amendments or supplements to the Prospectus, if, in the judgment of the Lead Selling Agent or the General Partner, such action would be advisable, provided that the Additional Selling Agent shall not be bound by any such action that adversely affects the Additional Selling Agent unless the Additional Selling Agent shall have consented to such action. The Lead Selling Agent agrees that, at the Additional Selling Agent's request, the Lead Selling Agent will require any documents required to be delivered to or by the Lead Selling Agent pursuant to Section 10 of the Selling Agreement to be addressed and delivered to the Additional Selling Agent.

          6. Covenants of the Lead Selling Agent

          (a) The Lead Selling Agent will notify the Additional Selling Agent immediately (i) when any amendment to the Registration Statement shall have become effective and (ii) of the issuance by the SEC, CFTC or any other Federal or state regulatory body of any order suspending the effectiveness of the Registration Statement under the 1933 Act, the CFTC registration or NFA membership of the General Partner as a commodity pool operator, the CFTC registration or NFA membership of the Lead Selling Agent as a futures commission merchant, or the registration of Units under the Blue Sky or securities laws of any state or other jurisdiction or any order or decree enjoining the offering or the use of the then current Prospectus or of the institution, or notice of the intended institution, of any action, investigation or proceeding for that purpose.

          (b) The Lead Selling Agent will cause the General Partner to deliver to the Additional Selling Agent as promptly as practicable from time to time during the period when the Prospectus is required to be delivered under the 1933 Act, such number of copies of the Prospectus (as amended or supplemented) as the Additional Selling Agent may reasonably request for the purposes contemplated by the 1933 Act or the SEC Regulations.

          (c) The Lead Selling Agent will cause the General Partner to furnish to the Additional Selling Agent a reasonable number of copies of any amendment or amendments of, or supplement or supplements to, the Prospectus which will amend or supplement the Prospectus.

          (d) The Lead Selling Agent will cause the General Partner to deliver to the Additional Selling Agent copies of all written communications to any Limited Partner (other than tax information) whose Units were sold by the Additional Selling Agent or its Correspondents.

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          7.  Indemnification and Contribution

          (a) The Lead Selling Agent shall indemnify, hold harmless, and defend the Additional Selling Agent and any person who controls the Additional Selling Agent within the meaning of Section 15 of the 1933 Act, to the same extent, and subject to the same conditions and procedural requirements, that the General Partner agrees to indemnify the Lead Selling Agent pursuant to Section 11 of the Selling Agreement; provided that, in no case shall the Lead Selling Agent be liable under this indemnity to the Additional Selling Agent if the loss, liability, claim, damages or expense of the Additional Selling Agent arises out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (or any amendment or supplement thereto) or any omission or alleged omission therefrom of a material fact required to be stated therein or necessary in order to make the statements therein not misleading made in reliance upon and in conformity with information relating to the Additional Selling Agent and furnished or approved by the Additional Selling Agent. In addition, the Lead Selling Agent shall indemnify, hold harmless and defend the Additional Selling Agent (and any controlling person) for any loss, liability, claim, damage or expense incurred by the Additional Selling Agent arising from any breach of this Agreement by the Lead Selling Agent.

          (b) Hampton Investors, Inc. (the "Trading Advisor") agrees to indemnify and hold harmless the Additional Selling Agent, and each person, if any, who controls the Additional Selling Agent within the meaning of Section 15 of the 1933 Act, to the same extent as the indemnity from the Trading Advisor set forth in Section 11(b) of the Selling Agreement, but only insofar as the losses, claims, damages, liabilities or expenses indemnified against, arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission relating or with respect to the Trading Advisor or any principal of the Trading Advisor, or their operations, trading systems, methods or performance, which was made in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto and furnished by or approved by the Trading Advisor for inclusion therein.

          (c) The Additional Selling Agent shall indemnify, hold harmless, and defend the Fund, the General Partner, the Lead Selling Agent, the Trading Advisor, the Broker and any person who controls any of the foregoing within the meaning of Section 15 of the 1933 Act against any and all loss, liability, claim, damage and expense whatsoever incurred by any such party arising from any material breach by the Additional Selling Agent of its representations, warranties, obligations and undertakings set forth in this Agreement. The Fund, the General Partner, the Trading Advisor and the Broker are expressly made third party beneficiaries of this Agreement.

          (d) If the indemnification provided for in this Section 7 shall not be permitted under applicable law in respect of any loss, liability, claim, damage or expense referred to herein, then the indemnitor shall, in lieu of indemnifying the indemnified party contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense, (A) in such proportion as shall be appropriate to reflect the relative benefits received by the Lead Selling Agent on the one hand and the Additional Selling Agent on the other from the offering of the Units by the Additional Selling Agent or (B) if the allocation provided by clause (A) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred

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to in clause (A) above but also the relative fault of the Lead Selling Agent on the one hand the Additional Selling Agent on the other with respect to the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. Relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Lead Selling Agent on the one hand or the Additional Selling Agent on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contributions pursuant to this Section 7 were to be determined by a pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by the indemnified party as a result of the loss, liability, claim, damage or expense referred to above in this Section 7, shall be deemed to include, for purpose of this Section 7, any legal or other expenses reasonably incurred by such otherwise indemnified party in connection with investigating or defending any such action or claim.

          8.  Termination

          (a) This Agreement shall terminate on the earlier of (i) such date as the Lead Selling Agent may determine by giving 30 days' prior written notice to the Additional Selling Agent, (ii) the termination of the Selling Agreement or the offering of the Units or (iii) by the Lead Selling Agent, without notice, upon breach by the Additional Selling Agent of, or non-compliance by the Additional Selling Agent with, any material term of this Agreement.

          (b) The Additional Selling Agent shall have the right to terminate its participation under this Agreement (i) at any time upon breach by the Lead Selling Agent of or non-compliance with, any material term of this Agreement; and (ii) at any time upon thirty business days' prior written notice of such termination to the Lead Selling Agent and the Fund.

          (c) The termination of this Agreement shall not affect (i) the ongoing obligations of the Lead Selling Agent to pay selling commissions, ongoing compensation or installment selling commissions with respect to Units sold prior to the termination hereof, (ii) the Additional Selling Agent's obligations under
Section 1(d) hereof or (iii) the indemnification obligations under Section 7 hereof.

          9.  Confidentiality

          (a) The Lead Selling Agent hereby covenants and agrees that under no circumstances will it solicit any of the Additional Selling Agent's customers whose names become known to the Lead Selling Agent in connection with the offering of the Units. The Lead Selling Agent agrees that it will take such steps to ensure the confidentiality of the Additional Selling Agent's client list as the Additional Selling Agent may reasonably request.

          (b) The Additional Selling Agent hereby covenants and agrees that under no circumstances will it solicit any customer of the Lead Selling Agent or any other Additional Selling Agent for the Fund whose name becomes known to the Additional Selling Agent in connection with the offering of the Units. The Additional Selling Agent agrees that it will take such steps to ensure the confidentiality of the Lead Selling Agent's or any other Additional Selling Agent's client list as the owner of such list may reasonably request. The Additional Selling Agent further covenants and agrees not to solicit any selling agent which has been introduced to the Lead Selling Agent by any Wholesaler or any other Additional Selling Agent.

          10.  Miscellaneous

          (a) This Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the parties hereto; provided, however, that a party hereto may not assign any rights, obligations, or liabilities hereunder without the prior written consent of the other parties.

          (b) All notices required or desired to be delivered under this Agreement shall be in writing and shall be effective when delivered personally on the day delivered or, when given by registered mail, postage prepaid, return receipt requested, on the day of receipt, addressed as follows (or to such other address as the party entitled to notice shall hereafter designate in accordance with the terms hereof):

     if to the Lead Selling Agent:

          ProFutures Financial  Group, Inc.
          11612 Bee Cave Road
          Suite 100
          Austin, Texas  78733

     if to the Additional Selling Agent:

          _____________________
          _____________________
          _____________________

          (c) This Agreement shall be governed by, and construed in accordance with, the law of the State of New York without regard to the principles of choice of law thereof.

          (d) All captions used in this Agreement are for convenience only, are not a part hereof, and are not to be used in construing or interpreting any aspect hereof.

          (e) This Agreement may be executed in counterparts, each such counterpart to be deemed an original, but which all together shall constitute one and the same instrument.

          (f) This Agreement may not be amended except by the express written consent of the parties hereto. No waiver of any provision of this Agreement may be implied from any course of dealing between or among any of the parties hereto or from any failure by any party hereto to assert its rights under this Agreement on any occasion or series of occasions.

          (g) The provisions of this Agreement shall survive the termination of this Agreement with respect to any matter arising while this Agreement was in effect.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between us in accordance with its terms.

                                       Very truly yours,

                                       PROFUTURES FINANCIAL GROUP, INC.

                                       By:
                                           -------------------------------
                                           Name:
                                                 -------------------------
                                           Title:
                                                  ------------------------

CONFIRMED AND ACCEPTED

[ADDITIONAL SELLING AGENT]


By:
    -------------------------------
    Name:
          -------------------------
    Title:
           ------------------------


HAMPTON INVESTORS, INC.
(with respect to Section 7(b) hereof)


By:
    -------------------------------
    Name:
          -------------------------
    Title:
           ------------------------